                                                 OPPENHEIMER INTERNATIONAL VALUE TRUST
                                                   Supplement dated November 9, 2007
                                   to the Statement of Additional Information dated August 27, 2007

This supplement amends the Statement of Additional Information ("SAI") of Oppenheimer International Value Trust (the "Fund"), dated
August 27, 2007, and is in addition to the supplement dated September 13, 2007.

Effective November 15, 2007, the Fund's SAI is revised as follows:

   1. The second paragraph in the section "How the Fund is Managed-Organization and History-Classes of Shares" on page 27 of the
      SAI, is deleted in its entirety and replaced by the following:

     The Fund currently  offers five classes of shares for sale:  Class A, Class
B,  Class C,  Class N and Class Y. All  classes  invest  in the same  investment portfolio.  Class N shares are  designed for certain  retirement  plans and only certain  institutional  investors  may  purchase  Class Y shares.  Each class of shares:

o        has its own dividends and distributions,
o        pays certain expenses which may be different for the different classes,
o        will generally have a different net asset value,
o        will generally have separate voting rights on matters in which interests of one class are different from interests of another class, and
o        votes as a class on matters that affect that class alone.

   2. The first sentence of the section titled "About Your Account-How to Buy Shares-Availability of Class N Shares," on page 66 of the SAI, is deleted in its entirety.

   3. The Fund's name is removed from the list under the heading "The following funds do not offer Class N shares:" in the section titled "How to Exchange Shares," on page 75 of the SAI.

November 9, 2007                                                                                    PS0625.008